Exhibit 10.34

EXECUTION VERSION

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT (this “Amendment”), dated as of January 22, 2024, is entered into by and among GBXL I, LLC, as borrower (in such capacity, the “Borrower”), GBXL I (Canada) Ltd., as Canadian subsidiary (the “Canadian Subsidiary”), Wilmington Trust Company, as depositary (in such capacity, the “Depositary”) and as collateral agent (in such capacity, the “Collateral Agent”), Bank of America, N.A., as a Lender (as defined in the Loan Agreement, which is defined below) and as agent (in such capacity, the “Agent”), Credit Agricole Corporate and Investment Bank, as a Lender and Wells Fargo Bank, N.A., as a Lender. Capitalized terms used but not defined herein have the meanings provided in the Loan Agreement.

R E C I T A L S

WHEREAS, reference is made to the Warehouse Loan Agreement, dated as of April 1, 2021 (as amended or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, the Canadian Subsidiary, the Lenders from time to time party thereto, the Agent, the Collateral Agent and the Depositary;

WHEREAS, the Borrower, the Canadian Subsidiary, the Agent, the Depositary and the Collateral Agent are parties to that certain Depository Agreement dated as of April 1, 2021 (as amended or otherwise modified from time to time, the “Depository Agreement”);

WHEREAS, the Borrower requests that each Lender and the Agent amend the Loan Agreement, upon and subject to the terms and conditions set forth in this Amendment, as set forth herein;

WHEREAS, the Borrower requests that the Agent (acting at the direction of the Lenders), the Depositary and the Collateral Agent amend the Depository Agreement, upon and subject to the terms and conditions set forth in this Amendment, as set forth herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

section 1
AMENDMENTS TO THE LOAN AGREEMENT.

The Loan Agreement is hereby amended as follows:

(a) The definition of “Accounts” shall be amended by inserting the words “, the Liquidity Fee Reserve Account” between “the Discretionary Account” and “and the Liquidity Reserve Account”.

(b) The definition of “Debt Service Coverage Ratio” shall be deleted in its entirety and replaced with the following:

““Debt Service Coverage Ratio” means, with respect to any Settlement Date, the ratio of:

(i)
the sum of the aggregate amount of
(A)
Cash Flow (other than Excepted Payments) actually collected and paid into the Collection Account, plus
(B)
interest earned under deposits in the Accounts, plus
(C)
Manager Advances, plus
(D)
amounts deposited from the Maintenance Reserve Account into the Collection Account, plus
(E)
amounts deposited from the Modifications and Improvements Account into the Collection Account, plus
(F)
amounts deposited from the Liquidity Reserve Account into the Collection Account, plus
(G)
payments received by the Borrower (other than any Derivatives Termination Value) as of such Settlement Date under any Derivatives Agreement, plus
(H)
Capital Contributions in cash made to the Borrower (provided, however, that (i) no more than two separate Capital Contributions in a calendar year shall be included in the calculation of the Debt Service Coverage Ratio and (ii) in any calendar year, Capital Contributions in excess of the principal and interest due on the Loans shall not be included in the calculation of the Debt Service Coverage Ratio), less the sum of the aggregate amount of

(I)
operating expenses (including, without limitation, Canadian withholding taxes), plus
(J)
Manager’s Fee, plus
(K)
reimbursements of Manager Advances, plus
(L)
amounts deposited in the Liquidity Reserve Account,

in each case for each of the three most recent Measuring Periods ended on or prior to the Calculation Date immediately preceding such Settlement Date, to

(ii)
the sum of the aggregate amount of
(A)
interest expense accrued on the Loans, plus

(B)
Liquidity Fees accrued hereunder minus any amounts deposited in the Liquidity Fee Reserve Account (not to exceed the accrued Liquidity Fees), plus
(C)
The sum, without duplication, of, with respect to each Portfolio Railcar, the product of (a) the Monthly Depreciation with respect to such Portfolio Railcar multiplied by (b) the Advance Rate with respect to such Portfolio Railcar, plus
(D)
payments owed by the Borrower (other than any Derivatives Termination Value) as of such Settlement Date under any Derivatives Agreement,

in each case for each of the three most recent Measuring Periods ended on or prior to the Calculation Date immediately preceding such Settlement Date.”.

(c) Section 1.01 of the Loan Agreement shall be amended to include the following new definition for “Liquidity Fee Reserve Account” in the appropriate alphabetical location:

““Liquidity Fee Reserve Account” means the Liquidity Fee Reserve Account established by the Depositary pursuant to the Depository Agreement.”

(d) Section 2.07(c)(i) of the Loan Agreement shall be amended by deleting clause sixth in its entirety and replacing it with the following:

“sixth, deposit to the Maintenance Reserve Account, the Modifications and Improvements Account and/or the Liquidity Fee Reserve Account, in each case the amount determined by the Borrower in its sole discretion;”.

(e) Section 6.12(a) of the Loan Agreement shall be amended by inserting the words “, the Liquidity Fee Reserve Account” between “the Discretionary Account” and “and the Modifications and Improvements Account”.

(f) Section 6.12(b) of the Loan Agreement shall be amended by inserting the words “, the Liquidity Fee Reserve Account” between “the Discretionary Account” and “and the Liquidity Reserve Account”.

section 2
AMENDMENTS TO THE DEPOSITORY AGREEMENT

The Depository Agreement is hereby amended as follows:

(a)
Section 1.03 of the Depository Agreement shall be amended by:
(i)
In sub-clause (ii), inserting the words “, the Liquidity Fee Reserve Account” between “the Modifications and Improvements Account” and “and the Discretionary Account”; and

(ii)
In sub-clause (v), inserting the words “, the Liquidity Fee Reserve Account” between “the Maintenance Reserve Account” and “and the Modifications and Improvements Account”.
(b)
Section 1.05(a) of the Depository Agreement shall be deleted in its entirety and replaced with the following:

“(a) The Borrower has heretofore established, at the Depositary, the following accounts:

(i)
a special, segregated and irrevocable account, number 147381-000 (the “Collection Account”), entitled “GBXL I, LLC COLLECTION ACCOUNT” to be held in the custody of the Depositary for the benefit of the Collateral Agent, as secured party;
(ii)
a special, segregated and irrevocable account, number 147381-002 (the “Depository Account”), entitled “GBXL I, LLC DEPOSITORY ACCOUNT” to be held in the custody of the Depositary for the benefit of the Collateral Agent, as secured party;
(iii)
a special, segregated and irrevocable account, number 147381-003 (the “Liquidity Reserve Account”), entitled “GBXL I, LLC LIQUIDITY RESERVE ACCOUNT” to be held in the custody of the Depositary for the benefit of the Collateral Agent, as secured party;
(iv)
a special, segregated and irrevocable account, number 147381-004 (the “Maintenance Reserve Account”), entitled “GBXL I, LLC MAINTENANCE RESERVE ACCOUNT” to be held in the custody of the Depositary for the benefit of the Collateral Agent, as secured party;
(v)
a special, segregated and irrevocable account, number 147381-005 (the “Modifications and Improvements Account”), entitled “GBXL I, LLC MODIFICATIONS AND IMPROVEMENT ACCOUNT” to be held in the custody of the Depositary for the benefit of the Collateral Agent, as secured party;
(vi)
a special, segregated and irrevocable account, number 147381-006 (the “Discretionary Account”), entitled “GBXL I, LLC DISCRETIONARY ACCOUNT” to be held in the custody of the Depositary as the exclusive property of the Borrower; and
(vii)
a special, segregated and irrevocable account, number 147381-009 (the “Liquidity Fee Reserve Account”), entitled “GBXL I, LLC LIQUIDITY FEE RESERVE ACCOUNT” to be held in the custody of the Depositary for the benefit of the Collateral Agent, as secured party.”
(c)
Section 1.05(b) of the Depository Agreement shall be amended by inserting the words “, the Liquidity Fee Reserve Account” between “the Maintenance Reserve Account” and “and the Modifications and Improvements Account”.
(d)
Section 2.03 of the Depository Agreement shall be deleted in its entirety and replaced with the following:

“Deposits to the Maintenance Reserve Account, the Liquidity Fee Reserve Account and the Modifications and Improvements Account. On each Settlement Date, the Depositary shall apply amounts in the Collection Account to the Maintenance Reserve Account, the Liquidity Fee Reserve Account and/or the Modifications and Improvements Account in the manner specified in the Monthly Report which manner shall be in compliance in all respects with Section 2.07(c) of the Loan Agreement.”

(e)
Section 3.03 of the Depository Agreement shall be deleted in its entirety and replaced with the following:

“Allocations from the Maintenance Reserve Account, the Liquidity Fee Reserve Account and the Modifications and Improvements Account. On each Settlement Date selected by the Borrower, at the direction of the Borrower, the Depositary shall withdraw funds from the Maintenance Reserve Account, the Liquidity Fee Reserve Account and/or the Modifications and Improvements Account in the amount or amounts specified by the Borrower and the Depositary shall distribute such amounts to the account or accounts directed by the Borrower.”

section 3
LOAN AGREEMENT AND DEPOSITORY AGREEMENT IN FULL FORCE AND EFFECT, AS AMENDED.

All provisions of the Loan Agreement, the Depository Agreement and the other Transaction Documents (including all Obligations of the Borrower and rights of the Agent and the Lenders thereunder) shall remain in full force and effect, as amended by this Amendment. This Amendment in no way is intended to constitute a novation of the Loan Agreement, the Depository Agreement or other Loan Documents that existed prior to the date hereof. Notwithstanding the amendment of the Loan Agreement and the Depository Agreement pursuant to this Amendment, the Borrower shall continue to be liable for all obligations that accrued prior to the date of this Amendment. After this Amendment becomes effective, all references to the Loan Agreement or the Depository Agreement and corresponding references thereto or therein such as “hereof”, “herein”, or words of similar effect referring to the Loan Agreement or the Depository Agreement, as applicable, shall be deemed to mean the Loan Agreement as amended hereby or the Depository Agreement as amended hereby, as applicable. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Loan Agreement, the Depository Agreement or other Transaction Documents other than as expressly set forth herein. This Amendment shall constitute a Loan Document under the Loan Agreement.

section 4
CONDITIONS TO EFFECTIVENESS.

The obligations of each Lender and the Agent to enter into this Amendment, and the effectiveness of this Amendment, are subject to satisfaction of the following conditions:

(a)
Each Lender and the Agent shall have received copies of this Amendment duly executed by each of the parties hereto; and

(b)
The Borrower shall have paid or reimbursed to each Lender, the Agent, the Depositary and the Collateral Agent, as applicable, all outstanding fees, costs and expenses (including reasonable attorneys’ fees) in connection with the execution of this Amendment.
section 5
REPRESENTATIONS.

In order to induce the Agent and each Lender to execute and deliver this Amendment, the Borrower represents and warrants as of the date of this Amendment (after giving effect hereto) as follows:

(i)
it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;
(ii)
the execution, delivery and performance by it of this Amendment, the Loan Agreement and the Depository Agreement, as amended hereby, are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any applicable law;
(iii)
no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Loan Agreement, as amended hereby, or the Depository Agreement, as amended hereby;
(iv)
this Amendment has been duly executed and delivered by it and is effective to amend each of the Loan Agreement and the Depository Agreement as contemplated by this Amendment;
(v)
each of this Amendment, the Loan Agreement, as amended hereby, and the Depository Agreement, as amended hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;
(vi)
upon giving effect to this Amendment, there is no Event of Default or Early Amortization Event; and
(vii)
each of its respective representations and warranties set forth in the Loan Agreement is true and correct as of the date hereof, after giving effect to this Amendment as though made on the date hereof (unless any such representation or warranty by its terms expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date).

section 6
MISCELLANEOUS.
(a)
By their execution hereof, the Lenders hereby authorize and instruct the Collateral Agent to execute, deliver and perform this Amendment and to take any and all other actions which may be necessary or convenient to effect the transactions contemplated hereby.
(b)
This Amendment may be executed simultaneously in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument. Each of the parties agree that this Amendment and any other documents to be delivered in connection herewith and therewith may be electronically signed, that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by DocuSign or any other digital signature provider as specified in writing to the Agent) appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Amendment and such other documents may be made by facsimile, email or other electronic transmission. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each, a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record (as defined below) and may be executed using Electronic Signatures (as defined below). Each of the parties hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on it to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation enforceable against it in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Agent may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Each party shall be entitled to rely on any Electronic Signature purportedly given by or on behalf any other party without further verification and upon the request of any party, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

(c)
The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(d)
This Amendment may not be amended or otherwise modified except as provided in the Loan Agreement.
(e)
The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.
(f)
Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
(g)
The Loan Agreement, as amended by this Amendment, represents the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.
(h)
THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.